                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 1, 2006

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                 001-14116                    33-0459135
         ----------                 ---------                    ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 1, 2006, the registrant, Consumer Portfolio Services, Inc., acting pursuant to authorization of the compensation committee of its board of directors, fixed the amounts of cash bonuses to be paid with respect to services rendered by its officers during 2005. Such cash bonuses for the Company's chief executive officer and the four remaining most highly paid executive officers identified in the registrant's proxy statement for its 2005 annual meeting are as follows:


Name                                Title(s)                                                    Amount
----                                --------                                                    ------
Charles E. Bradley, Jr.             Chairman of the Board of Directors, President &             $1,000,000
                                    Chief Executive Officer

Curtis K. Powell                    Senior Vice President - Originations & Marketing            $  208,000


Robert E. Riedl                     Senior Vice President - Finance & Chief Financial           $  209,000
                                    Officer

Mark A. Creatura                    Senior Vice President & General Counsel                     $  112,000


The remaining identified officer, Nicholas P. Brockman, retired from employment with the registrant during 2005 and was not awarded bonus compensation for that year.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CONSUMER PORTFOLIO SERVICES, INC.


Dated: March 7, 2006                 By: /s/ Charles E. Bradley, Jr.
                                         --------------------------------------
                                         Charles E. Bradley, Jr.
                                         President and Chief Executive Officer

                                         Signing on behalf of the registrant
                                         and as principal executive officer


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